                                                                 EXHIBIT d(3)(c)


                                 AMENDMENT NO. 2
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS


         This Amendment dated as of July 1, 2002, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Agreement"), dated September 11, 2000, between AIM Advisors, Inc. and INVESCO Global Asset Management (N.A.), Inc.

                              W I T N E S S E T H:

         WHEREAS, the parties desire to amend the Agreement to reflect the name change of AIM International Value Fund to AIM International Core Equity Fund;

         NOW, THEREFORE, the parties agree as follows;

         1. Exhibit A to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "EXHIBIT A
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

                                      FUND

                       AIM International Core Equity Fund"

         2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.


                                            INVESCO GLOBAL ASSET
                                            MANAGEMENT (N.A.), INC.


Attest:    /s/ illegible                    By:  /s/ Kirk F. Holland
        ---------------------------             ---------------------------
           Assistant Secretary                   Kirk F. Holland
                                                 President


(SEAL)

                                            AIM ADVISORS, INC.


Attest:    /s/ Lisa A. Moss                 By:  /s/ Robert H. Graham
        ---------------------------             ---------------------------
           Assistant Secretary                   Robert H. Graham
                                                 President


(SEAL)



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